                                                                 EXHIBIT (10)(i)

STEPHEN E. ROTH

DIRECT LINE: (202) 383-0158

Internet: sroth@sablaw.com



                                October 31, 2001

VIA EDGAR TRANSMISSION
----------------------

Board of Directors
GE Capital Life Assurance
 Company of New York
125 Park Avenue, 6th Floor
New York, NY 10017-5529

          Re:   GE Capital Life Separate Account II
                -----------------------------------

Ladies and Gentlemen:

          We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 filed by GE Capital Life Separate Account II for certain flexible premium variable deferred annuity contracts (File No. 333-47016). In giving this consent, we do not admit that we are in the category of persons whose consent is required under
Section 7 of the Securities Act of 1933.

                              Very truly yours,

                              SUTHERLAND ASBILL & BRENNAN LLP



                              By: /s/ Stephen E. Roth
                                  -------------------
                                  Stephen E. Roth